UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): Sept 4, 2025 (Aug 29, 2025)

SYNTEC OPTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41034	87-0816957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Lee Rd.

Rochester, NY 14606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(585) 768-2513

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	OPTX	The Nasdaq Capital Market
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share, subject to adjustment	OPTXW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 29, 2025, Syntec Optics Holdings, Inc. (the “Company”) received an additional delinquency notification letter from the Nasdaq Listing Qualifications (“Nasdaq”) notifying the Company that because it has not filed Company’s Form 10-Q for the period ended June 30, 2025 and it remains delinquent in filing its Form 10-K for the period ended December 31, 2024 and its Form 10-Q for the period ended March 31, 2025, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1).

Previously, Nasdaq had granted the Company an exception until August 20, 2025, to file its delinquent Form 10-K for the year ended December 31, 2024 (the “Initial Delinquent Filing”), and its delinquent Form 10-Q for the period ended March 31, 2025 (the “March 10-Q”). An additional exception will be allowed to enable the Company to regain compliance with all delinquent filings, but only for a maximum of 180 calendar days from the due date of the Initial Delinquent Filing, or October 13, 2025.

The Company is submitting to Nasdaq an updated plan by September 5, 2025, to regain compliance with the filing requirement within the specified period. The update will be as definitive as possible, including plans to file the Initial Delinquent Filing and the two 10-Qs, and detailing the progress the Company has made. An audit committee meeting was held on September 4, 2025. The auditors presented the 10-K audit results and communication. As a result, the audit committee approved the filing of the 10-K. A similar audit committee meeting has been scheduled for September 11, 2025, for the audit results and communication for the two 10-Qs. The company is targeting the filing of the 10-K and the two 10-Qs together on September 15, 2025, to regain compliance.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press release dated September 04, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTEC OPTICS HOLDINGS, INC.

	By:	/s/ Al Kapoor
Date: September 4, 2025	Name:	Al Kapoor
	Title:	Chief Executive Officer